SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549


                                    FORM 8-A


                FOR REGISTRATION OF CERTAIN CLASSES OF SECURITIES
                     PURSUANT TO SECTION 12(B) OR (G) OF THE
                         SECURITIES EXCHANGE ACT OF 1934


                       INTERNATIONAL SPEEDWAY CORPORATION
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             (Exact name of registrant as specified in its charter)


            FLORIDA                                           59-0709342
-----------------------------------                       -----------------
     (State of incorporation                               (I.R.S. Employer
        or organization)                                  Identification No.)


        1801 WEST INTERNATIONAL
          SPEEDWAY BOULEVARD
        DAYTONA BEACH, FLORIDA                                   32114
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(Address of principal executive offices)                      (Zip Code)


Securities to be registered pursuant to Section 12(b) of the Act:

            Title of each class               Name of each exchange on which
            to be so registered               each class is to be registered
            -------------------               ------------------------------
                  NONE                                    NONE


Securities to be registered pursuant to Section 12(g) of the Act:

                      CLASS A COMMON STOCK, $.01 PAR VALUE
                      CLASS B COMMON STOCK, $.01 PAR VALUE
                    -----------------------------------------
                                (Title of Class)


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ITEM 1.       DESCRIPTION OF REGISTRANT'S SECURITIES TO BE REGISTERED.

              Reference is made to the discussion of the Registrant's Common Stock in the section entitled "Description of Capital Stock" contained in the Registrant's Registration Statement on Form S-3 (File No. 33-11541), filed with the Securities and Exchange Commission on September 6, 1996 (as amended, the "Registration Statement"), which disclosures are incorporated by reference herein.


ITEM 2.       EXHIBITS.

                  3.1      Amended and Restated Articles of Incorporation*

                  3.2      Amended and Restated By-laws of the Company*

                  4.1      Specimen of Class A Common Stock certificate*

                  4.2      Specimen of Class B Common Stock certificate**



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* Incorporated herein by reference to the Exhibit of the same number included with the Registrant's Registration Statement on Form S-3 (No. 333-11541). **Filed herewith.

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


                                    SIGNATURE

         Pursuant to the requirements of Section 12 of the Securities Exchange Act of 1934, Registrant has duly caused this Registration Statement to be signed on its behalf by the undersigned, thereto duly authorized.


                                  INTERNATIONAL SPEEDWAY CORPORATION



                                  By: /S/ JAMES C. FRANCE
                                      -------------------------------
                                      James C. France
                                      President


Dated: October 29, 1996

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